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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                               _________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):   FEBRUARY 9, 1996


                                LEGG MASON, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          MARYLAND                    1-8529                   52-1200960
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)              File No.)             Identification No.)


111 SOUTH CALVERT STREET, BALTIMORE, MARYLAND                     21202
(Address of Principal Executive Office)                         (Zip Code)


Registrant's Telephone Number, Including Area Code: (410) 539-0000


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On January 11, 1996, Legg Mason, Inc. (the "Company") filed a registration statement on Form S-3 (File No. 333-00151) (the "Registration Statement"), relating to $150,000,000 aggregate offering price of debt securities, which may be convertible into shares of the Company's common stock, par value $.10 per share, with the Securities and Exchange Commission (the "SEC"). On February 5, 1996, the Registration Statement was declared effective by the SEC. The Company has offered for sale $100,000,000 aggregate principal amount of its 6 1/2% Senior Notes due February 15, 2006 (the "Senior Notes") in an underwritten public offering through the several underwriters (the "Underwriters") listed on Schedule I to the Pricing Agreement which is filed as
Exhibit 1.2 hereto. In connection with the foregoing, the Underwriting Agreement and related Pricing Agreement, the Indenture and the First Supplemental Indenture with respect to the offering of the Senior Notes are attached hereto as Exhibits 1.1, 1.2, 4.1 and 4.2, respectively. The form of the global note representing the Senior Notes is attached hereto as Exhibit 4.3, and the opinions of Rogers & Wells and Theodore S. Kaplan, Esq. are attached hereto as Exhibits 5.1 and 5.2, respectively.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (c)   Exhibits

          1.1   Underwriting Agreement dated February 9, 1996 by the Company

          1.2 Pricing Agreement dated February 9, 1996 among the Company and the several Underwriters

          4.1 Indenture dated February 9, 1996 for Senior Debt Securities between the Company and the Trustee

          4.2 First Supplemental Indenture dated February 9, 1996 between the Company and the Trustee.

          4.3 Form of Global Note representing $100,000,000 aggregate principal amount of the Company's 6 1/2% Senior Notes due 2006

          5.1   Opinion of Rogers & Wells

          5.2   Opinion of Theodore S. Kaplan, Esq.

         23.1   Consent of Rogers & Wells (included in Exhibit 5.1)

         23.2   Consent of Theodore S. Kaplan, Esq. (included in Exhibit 5.2)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LEGG MASON, INC.



                                        By: /s/ Theodore S. Kaplan
                                            --------------------------------
                                            Theodore S. Kaplan
                                            Senior Vice President


Date: February 12, 1996





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                                 EXHIBIT INDEX

EXHIBIT


  1.1         Underwriting Agreement dated February 9, 1996 by the Company

  1.2 Pricing Agreement dated February 9, 1996 among the Company and the several Underwriters

  4.1 Indenture dated February 9, 1996 for Senior Debt Securities between the Company and the Trustee

  4.2 First Supplemental Indenture dated February 9, 1996 between the Company and the Trustee

  4.3 Form of Global Note representing $100,000,000 aggregate principal amount of the Company's 6 1/2% Senior Notes due 2006

  5.1         Opinion of Rogers & Wells

  5.2         Opinion of Theodore S. Kaplan, Esq.

  23.1        Consent of Rogers & Wells (included in Exhibit 5.1)

  23.2        Consent of Theodore S. Kaplan, Esq. (included in Exhibit 5.2)





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